UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
January 6, 2026
Date of Report
(Date of earliest event reported)

Arrowhead Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38042	46-0408024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
177 E. Colorado Blvd, Suite 700, Pasadena, CA 91105
(Address of principal executive offices, including Zip Code)
(626) 304-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARWR	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 6, 2026, Arrowhead Pharmaceuticals, Inc. (the “Company”) issued a press release announcing interim results from its two Phase 1/2a clinical trials of ARO-INHBE and ARO-ALK7, the Company’s investigational RNA interference (“RNAi”) therapeutics being developed as potential treatments for obesity. In addition, the Company made publicly available a data presentation announcing interim results from its Phase 1/2a clinical trials of ARO-INHBE and ARO-ALK7. The Company hosted a conference call and webcast today, Tuesday, January 6, 2026, at 11:30 a.m., Eastern Time, to discuss the data results.
The information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release and the presentation attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release and the presentation attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On January 6, 2026, the Company announced interim results from its Phase 1/2a clinical trials of ARO-INHBE and ARO-ALK7.

Select ARO-INHBE Phase 1/2a Results

A single dose of ARO-INHBE in adult volunteers with obesity (n= 4 per dose level) achieved a dose dependent reduction in serum Activin E with a mean maximum reduction of -85% after a single 400 mg dose and a maximum observed reduction of -94%.
Single dose ARO-INHBE monotherapy at week 16 led to:
•Mean visceral fat reduction of -9.9%
•Mean liver fat relative reduction of -38%
•Increased total lean tissue of 3.6%

Two doses of ARO-INHBE monotherapy at Week 24 achieved:
•Mean visceral fat reduction of -15.6%, adjusted for placebo.

ARO-INHBE enhanced weight loss and fat reduction versus tirzepatide alone in obese patients with type 2 diabetes mellitus. Two doses of ARO-INHBE (400 mg) in combination with tirzepatide (n = 4) achieved approximately two-fold weight loss at week 16 and an approximately three-fold reduction in fat, based on the week 12 MRI, versus tirzepatide alone in these patients. Results include the following, measured by mean percent change from baseline:

	Tirzepatide + Placebo	ARO-INHBE (400 mg) Tirzepatide Combination
Weight Loss (week 16 weight)	-4.8% (n=5)	-9.4% (n=4)
Visceral Fat (week 12 MRI)	-7.4% (n=5)	-23.2% (n=3)
Total Fat (week 12 MRI)	-5.3% (n=5)	-15.4% (n=3)
Liver Fat (relative reduction on (week 12 MRI))	-20% (n=5)	-76.7% (n=3)

Safety and Tolerability

ARO-INHBE has been generally well tolerated to date as monotherapy and in combination with tirzepatide in participants with obesity with and without type 2 diabetes. Most treatment emergent adverse events (“TEAE”) were mild in severity. No TEAEs led to study or study drug discontinuation. Injection site reactions were generally mild and self-limited. One serious adverse effect (“SAE”) of “limb abscess” was reported, managed with bedside drainage, and assessed as unrelated to study treatment by both sponsor and site investigator. Frequency of gastrointestinal (GI) adverse events was similar in combination and tirzepatide monotherapy groups. There were no clinically significant adverse laboratory trends including liver enzymes, glycemic indices, or lipid parameters.

Select ARO-ALK7 Phase 1/2a Results

ARO-ALK7 is the first RNAi-therapeutic to show adipocyte gene target silencing in a clinical trial. ARO-ALK7 achieved dose dependent reductions in adipose ALK7 mRNA with a mean reduction of -88% at the 200 mg dose at week 8 with a maximum reduction of -94% (n = 4).

In addition, a single dose of ARO-ALK7 led to rapid dose dependent reductions in mean visceral fat with a -14.1% reduction, adjusted for placebo, already observed at Week 8.

Safety and Tolerability

ARO-ALK7 has been generally well tolerated to date as monotherapy in participants with obesity. No clinically significant adverse laboratory trends, including in liver enzymes and glycemic parameters, were identified. Most TEAEs were mild in severity. No TEAEs led to study or study drug discontinuation. No SAEs were reported.

Safe Harbor Statement under the Private Securities Litigation Reform Act

This Current Report on Form 8-K contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained in this release except for historical information may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “hope,” “intend,” “plan,” “project,” “could,” “estimate,” “continue,” “target,” “forecast” or “continue” or the negative of these words or other variations thereof or comparable terminology are intended to identify such forward-looking statements. In addition, any statements that refer to projections of the Company’s future financial performance, trends in the Company’s business, expectations for the Company’s product pipeline or product candidates, including anticipated regulatory submissions and clinical program results, prospects or benefits of the Company’s collaborations with other companies, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements include, but are not limited to, statements about: the potential therapeutic benefits and safety of ARO-INHBE and ARO-ALK7; the potential to advance multiple novel RNAi-based therapies for cardiometabolic diseases; the initiation, timing, progress and results of the Company’s preclinical studies and clinical trials, and the Company’s research and development programs; the Company’s expectations regarding the potential benefits of the partnership, licensing and/or collaboration arrangements and other strategic arrangements and transactions the Company has entered into or may enter into in the future; the Company’s beliefs and expectations regarding milestone, royalty or other payments that could be due to or from third parties under existing agreements; and the Company’s estimates regarding future revenues, research and development expenses, capital requirements and payments to third parties. These statements are based upon the Company’s current expectations and speak only as of the date hereof. The Company’s actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of numerous factors and uncertainties, including interim results of a clinical trial are not necessarily indicative of final results and one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data and as more patient data becomes available, the safety and efficacy of the Company’s product candidates, decisions of regulatory authorities and the timing thereof, the duration and impact of regulatory delays in the Company’s clinical programs, the Company’s ability to finance the Company’s operations, the likelihood and timing of the receipt of future milestone and licensing fees, the future success of the Company’s scientific studies, the Company’s ability to successfully develop and commercialize drug candidates, the timing for starting and completing clinical trials, rapid technological change in the Company’s markets, the enforcement of the Company’s intellectual property rights, and the other risks and uncertainties described in the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. The Company assumes no obligation to update or revise forward-looking statements to reflect new events or circumstances.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 6, 2026

99.2	Presentation, dated January 6, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: September 11, 2025

ARROWHEAD PHARMACEUTICALS, INC.

By:	/s/ Daniel Apel
Daniel Apel
Chief Financial Officer